John Hancock Funds III

John Hancock Small Company Fund

Supplement dated March 11, 2016 to the current prospectus, as may be supplemented to date

On March 10, 2016, the Board approved a subadvisory agreement with Mesirow Financial Investment Management, Inc. (“Mesirow”) for John Hancock Small Company Fund in connection with the acquisition (the “Acquisition”) by Mesirow of Fiduciary Management Associates, LLC (“FMA”), the current subadvisor to the fund. The new subadvisory agreement is effective on the effective date of the Acquisition, which is expected to be March 31, 2016.

Mesirow is a specialist investment, risk management and advisory firm based in Chicago, Illinois. Founded in 1937, it is an independent, employee-owned firm with approximately 1,200 employees and a global client base. The principal offices of Mesirow are located at 353 N. Clark Street, Chicago, Illinois 60654. After the Acquisition, it is expected that the investment personnel of FMA who manage the fund will continue to do so as employees and officers of Mesirow.

You should read this Supplement in conjunction with the prospectus and retain it for your future reference.

JOHN HANCOCK FUNDS III

John Hancock Small Company Fund

Supplement dated March 11, 2016 to the Current Statement of Additional Information as supplemented

On March 10, 2016 the Board approved a subadvisory agreement with Mesirow Financial Investment Management, Inc. (“Mesirow”) for the John Hancock Small Company Fund in connection with the acquisition (the “Acquisition”) by Mesirow of Fiduciary Management Associates, LLC (“FMA”), the current subadviser to the fund. The new subadvisory agreement is effective on the effective date of the Acquisition, which is expected to be March 31, 2016 (the “Effective Date”).

The disclosure regarding Fiduciary Management Associates, LLC in Appendix B of the Statement of Additional Information is deleted and replaced by the following disclosure on the Effective Date.

Mesirow Financial Investment Management, Inc. (“Mesirow”)

John Hancock Small Company Fund

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

Leo Harmon and Katheryn Vorisek are jointly and primarily responsible for the day-to-day management of Small Company Fund’s portfolio.

The following chart reflects information regarding other accounts for which each portfolio manager to the Fund has day-to-day management responsibilities. Accounts are grouped into three categories: (i) investment companies (and series thereof) other than the Fund, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the chart is each portfolio manager’s investments in the Fund.

The following table reflects approximate information as of December 31, 20151:

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
Leo Harmon	3	$203,289,599	5	$16,617,728	30	$1,803,315,902
Kathryn Vorisek	3	$203,289,599	5	$16,617,728	30	$1,803,315,902

1There are no accounts that pay fees based upon performance. Account information reflects combined accounts of Mesirow and FMA at December 31, 2015.

Ownership of fund shares. The portfolio managers listed in the table below beneficially owned shares of the Fund that they managed as of December 31, 2016.

Name	Dollar Range of Fund Shares
Leo Harmon	$100,001-$500,000
Kathryn Vorisek	$100,001-$500,000

POTENTIAL CONFLICTS OF INTEREST

The compensation paid to Mesirow for managing the Fund is based only on a percentage of assets under management. Portfolio managers benefit from Mesirow’s revenues and profitability. But no Portfolio Managers are compensated based directly on fee revenue earned by Mesirow on particular accounts in a way that would create a material conflict of interest in favoring particular accounts over other accounts.

Execution and research services provided by brokers may not always be utilized in connection with the Fund or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. The Subadvisor allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other client account, the Fund may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, Mesirow will allocate such recommendations or transactions among clients for whom such recommendation is made or transaction is effected in order to ensure that all clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

COMPENSATION STRUCTURE

The Fund’s portfolio managers are compensated for their management of the Fund. The portfolio managers’ compensation includes a fixed salary and eligibility to participate in a bonus pool. The compensation of the Fund’s portfolio managers is not specifically linked to any factors related to the Fund, such as the Fund’s performance or asset level, although such factors may have an impact on the profitability of Mesirow, and as such on its ability to distribute earnings and establish its general bonus pool.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for your future reference.